UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 27, 2004

(Date of earliest event reported)

HEARTLAND, INC.

(Exact name of registrant as specified in its charter)

Maryland --------------------------------	000-27045 --------------------------------	36-4286069 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Fernbrook Lane, Suite 180

Plymouth, Minnesota 55447

(Address of principal executive offices) (Zip Code)

(866) 838-0600

(Registrant’s telephone no., including area code)

22 Mound Park Drive

Springboro, Ohio 45066

------------------------------------------

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

FORWARD-LOOKING STATEMENTS. This current report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. In addition, the Registrant (Heartland, Inc., a Maryland corporation, and its subsidiaries) may from time to time make oral forward-looking statements. Actual results are uncertain and may be impacted by many factors. In particular, certain risks and uncertainties that may impact the accuracy of the forward-looking statements with respect to revenues, expenses and operating results include without imitation; cycles of customer orders, general economic and competitive conditions and changing customer trends, technological advances and the number and timing of new product introductions, shipments of products and components from foreign suppliers, and changes in the mix of products ordered by customers. As a result, the actual results may differ materially from those projected in the forward-looking statements.

Because of these and other factors that may affect the Registrant's operating results, past financial performance should not be considered an indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

On December 27, 2004, the Registrant acquired Monarch Homes, Inc. a Minnesota corporation, (hereinafter "Monarch") for Five Million ($5,000,000) Dollars, payable One Hundred Thousand ($100,000) Dollars, which was paid at the closing, plus a promissory note for One Million Nine Hundred Thousand due on or before February 15, 2005, which is interest free, unless it is not paid when due, at which time interest shall commence at the rate of eight percent (8%) per annum, plus six-hundred sixty-seven thousand (667,000) shares of common stock of the Registrant which was issued to Bradley G. Fritch, the seller at closing. Should the common stock of the Registrant shall not be trading at a minimum of Five Dollars ($5.00) per share per share twelve (12) months after the December 27, 2004 date of closing, then the seller shall be compensated for the difference in additional stock.

Monarch (www.monarchhomesmn.com), with annual sales of around 25 million US Dollars and a net profit in excess of 1 million US Dollars, was founded in 1995 and is headquartered in Ramsey, Minnesota. Over the course of the past ten years, it has become one of the region's premier builders of quality homes in planned communities in the northern and northwestern suburb of Minneapolis - St. Paul, Minnesota.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Financial Statements:

On or about December 27, 2004 the Registrant submitted Form 8K describing the acquisition of Monarch Homes, Inc. an Minnesota corporation, with its corporate headquarters located in Ramsey, Minnesota.

The audited financial statements were not available at the time of the initial filing on Form 8K are provided in this Form 8K-A.

(a) Financial Statements of Business Acquired

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

MONARCH HOMES, INC. FINANCIAL STATEMENTS DECEMBER 31, 2004

Balance Sheet	2

Statement of Operations and Retained Earnings	3

Statement of Cash Flows	4

NOTES TO FINANCIAL STATEMENTS	5

(b) Pro Forma Financial Information.

Pro forma Consolidated Balance Sheet as of December 31, 2004.	12

MEYLER & COMPANY, LLC

CERTIFIED PUBLIC ACCOUNTANTS

ONE ARIN PARK

1715 HIGHWAY 35

MIDDLETOWN, NJ 07748

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Heartland, Inc.

Plymouth, MN

We have audited the accompanying balance sheet of Monarch Homes, Inc. as of December 31, 2004 and the related statements of operations and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

Except as discussed in the following paragraph, we conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We did not observe the physical inventory (stated at $3,877,784) taken as of December 31, 2003, since that date was prior to our initial engagement as auditors for the Company and the Company’s records do not permit adequate retroactive tests of inventory quantities.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary in the statements of operations and retained earnings, and cash flows had we been able to observe the physical inventory taken as of December 31, 2003, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2004, and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Meyler & Company, LLC

Middletown, NJ

March 20, 2005

MONARCH HOMES, INC.

BALANCE SHEET

December 31, 2004

ASSETS

CURRENT ASSETS
Cash	$150,996
Inventory	3,843,570
Total Current Assets	3,994,566

EQUIPMENT, net of accumulated
depreciation of $108,250	160,834

OTHER ASSETS
Advances to related party	202,965

Total Assets	$4,358,365

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES
Notes payable - land purchases	$1,965,698
Accounts payable	215,995
Obligations to related parties	5,095
Accrued expenses	20,671
Customer deposits	21,063
Deferred income taxes	328,240
Total Current Liabilities	2,556,762

STOCKHOLDERS’ EQUITY
Common stock, $100 par value 250 shares
authorized and 100 shares outstanding
at December 31, 2004	10,000
Retained Earnings	1,791,603
Total Stockholders’ Equity	1,801,603

Total Liabilities and Stockholders’ Equity	$4,358,365

See accompanying notes to financial statements.

MONARCH HOMES, INC.

STATEMENT OF OPERATIONS AND RETAINED EARNINGS

For the Year Ended December 31, 2004

REVENUE - SALES	$22,913,341

COSTS AND EXPENSES
Cost of goods sold	21,469,384
Selling, general and administrative expenses	467,014
Depreciation and amortization	51,155
Total Costs and Expenses	21,987,553

NET OPERATING INCOME	925,788

OTHER EXPENSE
Interest expense	(45,349)

INCOME BEFORE INCOME TAXES	880,439

FEDERAL AND STATE INCOME TAXES	328,240

NET INCOME	552,199

RETAINED EARNINGS – Beginning of year	1,339,404

DIVIDENDS/DISTRIBUTIONS	(100,000)

RETAINED EARNINGS – End of year	$1,791,603

NET LOSS PER COMMON SHARE
Basic and fully diluted	$55.22

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and fully diluted	10,000

See accompanying notes to financial statements.

MONARCH HOMES, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2004

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$552,199
Adjustments to reconcile net income to cash flows
provided by operating activities:
Depreciation and amortization	51,155
Changes in assets and liabilities:
Increase in inventory	34,214
Increase in advances to related party	(202,965)
Increase in accounts payable	16,771
Decrease in accrued expenses	(23,138)
Decrease in customer deposits	(29,432)
Increase in deferred income taxes	328,240
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	727,044

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for equipment	(30,083)
NET CASH FLOWS USED IN INVESTING ACTIVITIES	(30,083)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on notes payable - land purchases	(358,946)
Payments on obligations to related parties	(98,652)
Cash distributions	(100,000)
NET CASH FLOWS USED IN FINANCING ACTIVITIES	(557,598)

INCREASE IN CASH	139,363
CASH, BEGINNING OF PERIOD	11,633
CASH, END OF PERIOD	$150,996

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest expense	$24,683

See accompanying notes to financial statements

MONARCH HOMES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE A - NATURE OF BUSINESS

Monarch Homes, Inc. (“the company”) is a residential home builder. The company builds quality premium homes in Minnesota. In December 2004, the Company was acquired by Heartland Inc.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from these estimates.

Cash and Cash Equivalents

The company considers all highly-liquid investments, with a maturity of three months or less when purchased, to be cash equivalents.

Net Loss Per Common Share

The Company computes per share amounts in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 128, “Earnings per Share”. SFAS No. 128 requires presentation of basic and diluted EPS. Basic EPS is computed by dividing the income (loss) available to Common Stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of Common Stock and Common Stock equivalents outstanding during the periods.

Goodwill

In July 2001, the FASB issued SFAS NO. 142, “Goodwill and Other Intangible Assets”, which the company adopted during 2003. SFAS No. 142 requires, among other things, the discontinuance of goodwill amortization. In addition, the standard includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill and the identification of reporting units for purposes of assessing potential future impairment of goodwill.

In August 2001, the FASB issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 changes the accounting for long-lived assets to be held and used by eliminating the requirement to allocate goodwill to long-lived assets to be tested for impairment, by providing a probability weighted cash flow estimation approach to deal with situations in which alternative courses of action to recover the carrying amount of possible future cash flows and by establishing a primary-asset approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for long-lived assets to be held and used. SFAS No. 144 changes the accounting for long-lived assets to be disposed of other than by sale by requiring that

MONARCH HOMES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Business Combinations and Goodwill (Continued)

the depreciable life of a long-lived asset to be abandoned be revised to reflect a shortened useful life and by requiring the impairment loss to be recognized at the date a long-lived asset is exchanged for a similar productive asset or distributed to owners in a spin-off if the carrying amount of the asset exceeds its fair value. SFAS No 144 changes the accounting for long-lived assets to be disposed of by sale by requiring that discontinued operations no longer be recognized in a net realizable value basis (but at the lower of carrying amount or fair value less costs to sell), by eliminating the recognition of future operating losses of discontinued components before they occur and by broadening the presentation of discontinued operations in the income statement to include a component of an entity rather than a segment of a business. A component of an entity comprises operations and cash flows that can be clearly distinguished operationally and for financial reporting purposes from the rest of the entity.

Property, Plant and Equipment

Property, plant and equipment is stated at cost and is depreciated using the straight line method over the estimated useful lives of the respective assets. Routine maintenance, repairs and replacement costs are expensed as incurred and improvements that extend the useful life of the assets are capitalized. When property, plant and equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are eliminated from the accounts and any resulting gain or loss is recognized in operations.

Stock-Based Compensation

SFAS No. 123, “Accounting for Stock-Based Compensation” prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS No. 123 requires employee compensation expense to be recorded (1) using the fair value method or (2) using the intrinsic value method as prescribed by accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB25”) and related interpretations with pro forma disclosure of what net income and earnings per share would have been if the Company adopted the fair value method. The Company accounts for employee stock based compensation in accordance with the provisions of APB 25. For non-employee options and warrants, the company uses the fair value method as prescribed in SFAS 123.

Allowance for Doubtful Accounts

It is the company’s policy to provide an allowance for doubtful accounts when it believes there is a potential for non-collectibility.

Inventories

Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out (FIFO) method.

Revenue Recognition

Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of- completion method, measured by the percentage of total cost incurred to date to

MONARCH HOMES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Revenue Recognition (continued)

estimated total cost for each contract. This method is used because management considers expended total cost to be the best available measure of progress on these contracts. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned, measured by the cost-to-cost method.

Contracts to manage, supervise, or coordinate the construction activity of others are recognized only to the extent of the fee revenue. The revenue earned in a period is based on the ratio of total cost incurred to the total estimated total cost required by the contract.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools, repairs, and depreciation costs. Selling, general, and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined. Profit incentives are included in revenues when their realization is reasonably assured. An amount equal to contract costs attributable to claims is included in revenues when realization is probable and the amount can be reliably estimated.

NOTE C - INVENTORY

Inventory consists of the following at December 31, 2004:

Land held for development	$2,734,678
Work in process – home construction	1,108,898
$3,843,570

NOTE D - EQUIPMENT

Equipment consists of the following at December 31, 2004:

Years of

Average

Useful Life

Machinery and equipment	$73,486	10-15
Automotive equipment	195,598	7
	269,084
Less: accumulated depreciation	108,250
	$160,834

MONARCH HOMES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

NOTE E - NOTES PAYABLE - LAND PURCHASES

The Company acquires improved building lots for future home construction. The purchases are financed through a financial institution - Contractors Capital Corporation. At December 31, 2004, the Company’s outstanding indebtedness for these purchases aggregated $1,965,698. The loans are secured by the land. See Note D - Inventory - land held for development. The notes bear interest at a rate of 2.5% to 3.0% and are repayable at the time the constructed homes are sold.

NOTE F- RELATED PARTY TRANSACTIONS

Advances to Related Party

The Company, in December 2004 made a loan to a joint venture partnership in the amount of $202,965 in which the owner has a one third interest. The joint venture was created to construct a restaurant.

Rent Expense

The Company rents its office space from the President of the Company on a month to month basis. Rent expense for the year ended December 31, 2004 was $85,000.00

NOTE G - INCOME TAXES

The Company has adopted Financial Accounting Statement SFAS No. 109, Accounting for Income Taxes. Under this method, the Company recognizes a deferred tax liability or asset for temporary differences between the tax basis of an asset or liability and the related amount reported on the financial statements. The principal types of differences, which are measured at the current tax rates, are differences in reporting year ends for financial and tax purposes. At December 31, 2004, these differences resulted in a deferred tax liability of $328,240.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

			Evans		Karkela		Monarch
	Heartland		Columbus,		Construction		Homes		Eliminating
	Inc.		LLC		Inc.		Inc.		Adjustments			Consolidated

Cash	$119,921		$114,016		$193,421		$150,996		$			$578,354
Accounts receivable	1,366,959		637,060		1,446,951							3,450,970
Costs in excess of billings	113,724				73,897							187,621
Inventory	509,297		579,762				3,843,570					4,932,629
Prepaid expenses and other	6,990		37,179		73,086							117,255

Total Current Assets	2,116,891		1,368,017		1,787,355		3,994,566					9,266,829

Property, Plant and Equipment, net	1,219,32	1	388,73	4	35,94	4	160,83	4	71,85	2	3,4	1,876,68	5

Other Assets
Advances to related party			78,157				202,965					281,122
Goodwill									1,748,637		1,2,3,4	1,748,637
Security deposits	11,520		2,267									13,787

Total Other Assets	11,520		80,424		—		202,965		1,748,637			2,043,546

Investment in subsidiaries	4,335,490								(4,335,490)		1,2,3	—

Total Assets	$7,683,222		$1,837,175		$1,823,299		$4,358,365		$(2,515,001)			$13,187,060

1	To record goodwill and eliminate investment in Karkela Construction, Inc.
2	To record goodwill and eliminate investment in Monarch Homes, Inc.
3	To record negative goodwill and eliminate investment in Evans Columbus, LLC.
4	To adjust reduce cost of property, plant and equipment and negative goodwill in Evans Columbus, LLC.

HEARTLAND, INC. AND SUBSIDIARIES

PROFORMA - CONSOLIDATING BALANCE SHEET

DECEMBER 31, 2004

		Evans	Karkela	Monarch
	Heartland	Columbus,	Construction	Homes	Eliminating
	Inc.	LLC	Inc.	Inc.	Adjustments	Consolidated

CURRENT LIABILITIES
Bank lines of credit		$810,989				$810,989
Notes payable – land purchases				1,965,698		1,965,698
Convertible promissory notes payable	1,026,550					1,026,550
Current portion of notes payable	35,833	9,300				45,133
Current portion of capitalized lease obligations		115,423				115,423
Accounts payable	1,433,279	278,063	936,975	215,995		2,864,312
Intercompany						—
Acquisition notes payable to related parties	3,330,000					3,330,000
Obligations to relatedparties	465,812		200,000	5,095		670,907
Accrued payroll taxes	693,630					693,630
Accrued expenses	362,344	101,945		20,666		484,955
Billings in excess of costs on uncompleted contracts	8,942		144,437			153,379
Customer deposits				21,068		21,068
Deferred Income Taxes			43,637	328,240		371,877

Total Current Liabilities	7,326,390	1,315,720	1,325,049	2,556,762	—	12,523,921

LONG-TERM OBLIGATIONS
Notes payable, less current portion	504,106	37,207				541,313
Capital lease obligation, less current portion		269,100				269,100
Notes payable to an individual	150,000					150,000
Deferred Income Taxes	36,126					36,126
Total Long-Term Liabilities	690,232	306,307	—	—	—	996,539

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock
Common Stock	18,244				100		10,000		$(10,100)	1,2	18,244
Additional paid-in Capital	5,656,911				900				(900)		5,656,911
Accumulated Deficit	(6,008,555)		215,148		497,250		1,791,603		(2,504,001)		(6,008,555)

Total Stockholders’ Equity (Deficit)	(333,400)		215,148		498,250		1,801,603		(2,515,001)		(333,400)

Total Liabilities and Stockholders’ Equity (Deficit)	$7,683,22	2	$1,837,17	5	$1,823,29	9	$4,358,36	5	$(2,515,001)		$13,187,06	0

Exhibits:

Exhibit No.	Document Description

10.1	Acquisition Agreement dated December 23, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARTLAND, INC.

(Registrant)

Date: June 29, 2005	By: /s/ TRENT SOMMERVILLE

Trent Sommerville

Chief Executive Officer

(Duly Authorized Officer)

Date: June 29, 2005	By: /s/ JERRY GRUENBAUM

Jerry Gruenbaum

Secretary and Interim

Chief Financial Officer

(Principal Financial

and Accounting Officer)